                                   UAM Funds
                                   Funds for the Informed Investor(SM)








The McKee Portfolios

Annual Report                                          October 31, 1999








                                                                   [LOGO OF UAM]

UAM FUNDS                               McKEE PORTFOLIOS
                                        OCTOBER 31, 1999

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter .......................................................   1
Portfolio of Investments
  U.S. Government ..........................................................  15
  Domestic Equity ..........................................................  20
  International Equity .....................................................  24
  Small Cap Equity .........................................................  29
Statement of Assets and
 Liabilities ...............................................................  33
Statement of Operations ....................................................  34
Statement of Changes in Net
 Assets
  U.S. Government ..........................................................  35
  Domestic Equity ..........................................................  36
  International Equity .....................................................  37
  Small Cap Equity .........................................................  38
Financial Highlights
  U.S. Government ..........................................................  39
  Domestic Equity ..........................................................  40
  International Equity .....................................................  41
  Small Cap Equity .........................................................  42
Notes to Financial Statements ..............................................  43
Report of Independent Accountants ..........................................  50
--------------------------------------------------------------------------------

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------
October 31, 1999

Dear Shareholder:

McKee U.S. Government Portfolio


Reflecting the downturn in the bond market as a whole, the McKee U.S. Government Portfolio had a negative return of 2.44 percent for the fiscal year ended October 31, 1999. This return trailed the performance of the benchmark Lehman Government Bond Index for the year.

Economic and Market Perspective

The U.S. economy grew rapidly during the past 12 months, as consumers spent heavily on houses, automobiles and other goods and services. Construction activity remained high and manufacturing made a recovery from the prior year. Core inflation remained low, near two percent for the period, and government budget surpluses increased.

Following signs of easing in the Asian financial crisis late in 1998, stock and bond markets rose sharply. But strong economic growth, swiftly rising commodity prices, sinking inventories and tight labor markets alarmed bond investors by the second quarter of 1999. Interest rate increases by the Federal Reserve in June and August, followed by the announcement in September of a bias toward further monetary tightening, added to the market's worries. Investors moved aggressively out of corporate and mortgage fixed income securities after the Fed's June action, returning only in September and October. As a result, the yield on 30-year Treasuries, which had reached 5.06 percent in November 1998, peaked at 6.38 percent in October 1999, concluding a down year for the market.

Performance

Higher interest rates and weakened demand for fixed income securities during the fiscal year produced negative returns for the Portfolio and the market as a whole. The Portfolio's return for the period was negative 2.44 percent, below the negative 1.22 percent return of the benchmark Lehman Government Bond Index and negative 0.66 percent return of the Lehman Government/Corporate Index.

There were two main reasons for the difference. First, the Portfolio's sector allocation strategy, which over-weighted the corporate and mortgage sectors, hurt performance for the 12-month period compared to the all-government benchmark. Second, an increase in the Portfolio's duration in January from a neutral position to 105 percent of the benchmark had a negative effect on returns.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

Portfolio Structure

As of October 31, 1999, the Portfolio consisted of 76 percent Treasury and government agency securities, 17 percent corporate securities, 2 percent mortgage-backed securities, and 5 percent cash. The ten largest holdings in the Portfolio are listed below.

                          Largest Holdings By Security
                               At October 31, 1999

                                                          Percent of
Issuer                        Coupon        Due Date        Assets
------------------            ------        --------       --------
U.S. Treasury Note.........   5.875%        11/30/01        12.50%
U.S. Treasury Bond.........   8.500%        02/15/20        11.06%
U.S. Treasury Note.........   4.875%        03/31/01        10.32%
U.S. Treasury Note.........   5.750%        04/30/03        10.22%
U.S. Treasury Strip........   6.629%        05/15/17         6.95%
FNMA 30-yr. Pass-through...   7.500%        12/01/23         6.27%
U.S. Treasury Bond.........   9.375%        02/15/06         5.96%
FNMA Benchmark Agency......   5.750%        02/15/08         5.50%
FNMA Benchmark Agency......   5.625%        03/15/01         3.96%
Time Warner Entertainment..   8.375%        03/15/23         1.90%

Outlook

We expect the U.S. economy to continue to grow during the rest of 1999 and in 2000, although more slowly than the sizzling 3.5 percent average annual rate of the first three quarters of 1999. Interest rates may have peaked, and should decline in 2000, but the decline is likely to be modest. The tight U.S. labor market remains a key to the possibility of further monetary tightening by the Federal Reserve. In any case, we expect a healthier and more stable bond market during the next 12 months, with corporate and mortgage securities out-performing Treasuries.

McKee Domestic Equity Portfolio

The McKee Domestic Equity Portfolio returned 13.76 percent for the fiscal year ended October 31, 1999. The performance was above historical norms for equities but below the benchmark Standard & Poor's 500 Index, which benefited from the market's continuing preference for large-capitalization growth stocks.

Economic and Market Perspective

The past 12 months witnessed continued healthy economic growth in an environment of low inflation. Strong consumer spending contributed to vigorous corporate earnings growth. Equities enjoyed correspondingly healthy performance overall,

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

recovering from the market slump that reached bottom in October 1998. But the subsequent improvement was uneven. Increasing commodity prices, rising interest rates and monetary tightening by the Federal Reserve rattled investors as the year progressed. There were also changes in market preferences. As signs of a global economic revival became apparent, investors finally broadened slightly what had been an increasingly narrow focus on mega-cap growth stocks. Nevertheless, large-cap growth stocks continued to outperform their smaller-cap counterparts by a wide margin.

Performance

The performance of investments in technology and healthcare contributed significantly to the Portfolio's performance for the past 12 months. Oracle, Biogen and Sun Microsystems were excellent performers. Other strong performers included General Electric, Sprint and Alcoa. On the negative side, Philip Morris, Modis Professional Services and Becton Dickinson performed poorly.

The consumer cyclical sector contributed positively, with basic materials and communications services performing well. Investments in consumer staples and utilities sectors penalized returns. In addition, performance was hurt by the weak performance of investments in the financial sector, where the Portfolio is comparatively overweighted. The Portfolio's investments in the energy sector also under-performed the benchmark.

The Portfolio's return of 13.76 percent trailed the large-cap weighted Standard & Poor's 500 Index, which returned 25.76 percent for the period. The high percentage of large-cap growth stocks in the benchmark index accounted for most of the difference. During the year, stocks with the largest market capitalizations accounted for a much larger portion of the benchmark index than of the Portfolio.

Portfolio Structure

The Portfolio is broadly diversified by economic sector, industry and company, but strategically weighted. The financial, health care, technology and communications services sectors are over-weighted compared to the benchmark index. Capital goods, utilities and consumer staples are under-weighted.

By industry, diversified health care, automobiles and investment banking are over-weighted. Pharmaceuticals and communications equipment are underweighted. The ten largest holdings by industry are shown below.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

                          Largest Holdings By Industry
                    Percent of net assets at October 31, 1999

Computers & Services ..................................................   19.30%
Telephone & Telecommunications ........................................    9.10%
Pharmaceutical ........................................................    8.20%
Financial Services ....................................................    7.60%
Food, Beverages & Tobacco .............................................    6.60%
Insurance .............................................................    5.90%
Oil & Gas .............................................................    5.60%
Retail ................................................................    5.50%
Consumer Durables .....................................................    4.70%
Automotive ............................................................    4.10%

At the close of the fiscal year, the Portfolio held 71 stocks. The ten largest holdings by company are shown below.

                           Largest Holdings By Company
                    Percent of net assets at October 31, 1999

Microsoft .............................................................    4.31%
General Electric ......................................................    4.05%
Johnson & Johnson .....................................................    3.04%
Intel .................................................................    2.98%
IBM ...................................................................    2.65%
Bristol-Myers Squibb ..................................................    2.64%
Wal-Mart Stores .......................................................    2.26%
H.J. Heinz ............................................................    2.18%
Cisco Systems .........................................................    2.12%
Merck .................................................................    2.11%

Outlook

The current broad-based strength in corporate profitability has positive implications for future earnings growth and stock prices. Right now, though, lofty valuations are still a threat to stock prices. Even with rising earnings estimates, the market could experience a decline from its current high levels. Unless the investment environment deteriorates materially, however, any retreat should be fairly modest.

Longer term, the equity market should benefit from continued economic growth and an unusually supportive environment of low inflation and stable interest rates. Given likely corporate earnings growth of 9 to 10 percent over the next several years, we expect future equity returns near historical norms.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

McKee International Equity Portfolio

The McKee International Equity Portfolio returned 30.33 percent for the fiscal year ended October 31, 1999, well above the return from the benchmark Morgan Stanley Capital International EAFE Index. The Portfolio's investments in Japan, Europe and emerging markets produced strong returns amid signs of recovery from the global financial turmoil of the past two years.

Economic and Market Perspective

After a drubbing during the two prior years, international equity markets made a dramatic comeback during the 12 months ended October 31, 1999. In particular, a number of emerging markets recovered from the global downturn. Although some of them fell back late in the period, they generally exhibited remarkable gains.

With the exception of the short-lived disruption from the Brazilian currency devaluation, international markets remained free of the financial crises of the two prior years. European markets benefited from corporate restructuring, mergers and acquisitions and introduction of the Euro. Japan gave signs, however weak, of recovery from its prolonged recession. Worries about China and other emerging economies were largely unrealized.

Performance

The Portfolio's strong performance for the year reflected its broad diversification which includes modest investments in emerging markets and an emphasis on industry leaders on a global basis. The Portfolio's 30.33 percent return substantially exceeded the benchmark index return of 23.86 percent. Much of the difference is the result of excellent returns from investments in South Korea, Canada and Mexico, where the EAFE Index is not represented, and from Finland, where the Portfolio is comparatively over-weighted. The Portfolio's investments in Japan performed better than those in the index, but under-weighting that market penalized results.

By industry, the largest contributors to performance were appliances and household durables, closely followed by electrical equipment and electronics. The largest individual stock contributions came from Nokia (Finland) and LG Electronics (South Korea). Philips Electronics (Netherlands) and Hitachi (Japan) also performed especially well. Professional Staff (U.K.) was the largest under-performer.

Portfolio Structure

At October 31, 1999, the Portfolio was invested in 24 world markets. Beside its investments in Canada, Mexico, South Korea, China, Israel and the Philippines which are not represented in the EAFE Index, the Portfolio is over-weighted in Finland and Ireland. Japan, the United Kingdom, Germany and France are under-weighted. The ten largest country weightings are shown below.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

                           Largest Holdings By Country
                    Percent of net assets at October 31, 1999

Japan .................................................................   20.24%
United Kingdom ........................................................   13.99%
France ................................................................    7.57%
Germany ...............................................................    7.49%
Netherlands ...........................................................    6.99%
Switzerland ...........................................................    4.12%
Finland ...............................................................    4.08%
Canada ................................................................    3.29%
Spain .................................................................    2.67%
Hong Kong .............................................................    2.64%

Holdings are also widely diversified by company, economic sector and industry. As of October 31, 1999, the Portfolio held stocks of 66 companies and was invested in all global economic sectors and most major world industries. The ten largest company holdings are shown below.

                           Largest Holdings By Company
                    Percent of net assets at October 31, 1999

Nokia .................................................................    4.08%
Hitachi ...............................................................    2.63%
Philip Electronics ....................................................    2.38%
Total Fina, Series B ..................................................    2.33%
Commerzbank ...........................................................    2.24%
Alcatel ...............................................................    2.20%
BP Amoco ..............................................................    2.09%
Toyota Motor ..........................................................    2.05%
Nestle, Registered ....................................................    1.96%
Bayer .................................................................    1.86%

Outlook

The outlook for international equities is more positive than it has been for several years. Global economic growth should accelerate from about 2.5 percent this year to 3.5 percent in 2000 with increases of more than 3 percent in Europe and 6 percent in non-Japanese Asia. Japan remains the weakest of the major economies but we expect it will become gradually stronger in coming years.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

We believe international equity markets will, in the aggregate, be driven upward over the next several years by strong earnings growth in an environment of low inflation and relatively stable interest rates. The McKee International Equity Portfolio, with its wide global diversification and emphasis on industry leaders possessing attractive valuation and earnings characteristics, is well positioned for these improving conditions.

McKee Small Cap Equity Portfolio

In a market that continued to favor growth stocks, the value-oriented McKee Small Cap Equity Portfolio achieved lower than expected performance for the fiscal year ended October 31, 1999. The return for the period was 0.81 percent, well below the growth-oriented Russell 2000 Index.

Economic and Market Perspective

After several years of increasingly narrow focus on large-cap stocks, the market finally showed signs of broadening in the second quarter of 1999. Investors ventured into value-based, mid-cap and small cap stocks. But as commodity prices rose, interest rates climbed and monetary tightening became increasingly likely, investors once again concentrated on larger cap growth issues. As a result, virtually all value indices, particularly those in the small cap segment of the market, lagged far behind their growth counterparts for the 12-month period.

Performance

The Portfolio's return of 0.81 percent substantially trailed the benchmark Russell 2000 Index, which had a total return of 14.79 percent for the 12 months. We think that continued investor preference for growth over value stocks was the principal reason for the under-performance.

The Portfolio's investments in the technology and consumer discretionary sectors produced the largest contribution to returns. The producer durables and materials sectors hurt results. With respect to industries, investments in retailing, computer services and software were the most rewarding during the period. The commercial services and financial services industries detracted from returns.

Among individual stocks, Lands' End, Symantec and Project Software & Development were stellar performers. Several other technology companies, including Sequent Computer Systems, Apple Computer and Xircom also contributed strongly to results. Brown & Sharpe Manufacturing, Personnel Group of America and Sierra Health Services penalized results.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

Portfolio Structure

The Portfolio is strategically weighted, yet broadly diversified by economic sector, industry and company. It has concentrations, compared to the benchmark index, in the financial services and consumer discretionary sectors. It is slightly under-weighted in materials and processing, utilities and producer durables.

Among industries, the Portfolio has an emphasis on retailing, miscellaneous financial services and computer software and services compared to the benchmark. It is underweighted in real estate investment trusts and semiconductors. The ten largest holdings by industry are shown below.

                          Largest Holdings By Industry
                   Percent of net assets at October 31, 1999

Retail ................................................................   13.50%
Banks .................................................................   10.10%
Services ..............................................................    9.60%
Insurance .............................................................    9.20%
Technology ............................................................    8.80%
Computers .............................................................    8.70%
Pharmaceuticals .......................................................    5.60%
Manufacturing .........................................................    5.20%
Energy ................................................................    4.60%
Financial Services ....................................................    4.20%

As of October 31, 1999, there were 67 stocks in the Portfolio. The ten largest holdings by company are shown below.

                          Largest Holdings By Company
                   Percent of net assets at October 31, 1999

Lands' End ............................................................    3.59%
Symantec ..............................................................    2.91%
Project Software & Development ........................................    2.88%
Alpharma ..............................................................    2.78%
Apple Computer ........................................................    2.70%
Ruddick ...............................................................    2.69%
The PMI Group .........................................................    2.64%
Radian Group ..........................................................    2.37%
Morton's Restaurant Group .............................................    2.30%
BJ's Wholesale Club ...................................................    2.20%

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

Outlook

With the economic outlook remaining favorable, and their superior potential for earnings growth, small cap stocks once again should assert their historical performance superiority over large caps. Indeed, the low inflation, stable interest rate environment projected for 2000 and 2001 should allow small caps to return to favor in coming months. We believe the Portfolio's twin attributes of strong valuation and improving earnings momentum will provide an important additional performance advantage.

Yours truly,

/s/ James H. Hanes

James H. Hanes
President and Chief Executive Officer
C.S. McKee & Co., Inc.

 The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions.

    There are no assurances that a portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  A portfolio's holdings are subject to change because it is actively managed.
    Portfolio changes should not be considered recommendations for action by individual investors.

UAM FUNDS                                                       McKEE PORTFOLIOS

--------------------------------------------------------------------------------

                      Definition of the Comparative Indices
                      -------------------------------------

Lehman Government Bond Index is an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

Lehman Government/Corporate Index is an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.


     The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
                                                Since
                          1 Year               3/2/95*
--------------------------------------------------------------------------------
                          -2.44%                5.56%
--------------------------------------------------------------------------------

                              [CHART APPEARS HERE]

                McKEE U.S.          LEHMAN GOVERNMENT     LEHMAN GOVERNMENT
            GOVERNMENT PORTFOLIO        BOND INDEX         /CORPORATE INDEX

3/2/95            10,000                  10,000                10,000
Oct-95            10,995                  11,041                11,085
Oct-96            11,410                  11,606                11,683
Oct-97            12,292                  12,610                12,712
Oct-98            13,195                  14,034                14,018
Oct-99            12,873                  13,863                13,925

* Beginning of operations. Index comparisons begin on 2/28/95.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

               See definition of comparative indices on page 10.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Growth of $10,000 Investment

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
                                               Since
                          1 Year              3/2/95%
--------------------------------------------------------------------------------
                          13.76%               17.41%
--------------------------------------------------------------------------------

                              [CHART APPEARS HERE]

                 McKEE DOMESTIC EQUITY PORTFOLIO          S&P 500 INDEX

3/2/95                       10,000                           10,000
Oct-95                       11,514                           12,128
Oct-96                       13,737                           15,048
Oct-97                       17,990                           19,878
Oct-98                       18,594                           24,251
Oct-99                       21,153                           30,477

* Beginning of operations. Index comparisons begin on 2/28/95.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

               See definition of comparative indices on page 10.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Growth of $10,000 Investment

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
                                               Since
                          1 Year   5 Years   5/26/94*
--------------------------------------------------------------------------------
                          30.33%   10.83%     10.77%
--------------------------------------------------------------------------------

                              [CHART APPEARS HERE]

               McKEE INTERNATIONAL          MORGAN STANLEY CAPITAL
                 EQUITY PORTFOLIO          INTERNATIONAL EAFE INDEX

5/26/94              10,000                         10,000
   1994              10,431                         10,490
   1995              10,151                         10,452
   1996              10,992                         11,548
   1997              13,225                         12,082
   1998              13,381                         13,247
   1999              17,439                         16,298

* Beginning of operations. Index comparisons begin on 5/31/94.

The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

               See definition of comparative indices on page 10.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Growth of $10,000 Investment

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
                                               Since
                          1 Year             11/4/97*
--------------------------------------------------------------------------------
                           0.81%              -7.67%
--------------------------------------------------------------------------------


                              [CHART APPEARS HERE]


                McKEE SMALL CAP EQUITY PORTFOLIO      RUSSELL 2000 INDEX

11/4/97                     10,000                          10,000
   1998                      8,464                           8,815
   1999                      8,533                          10,126

* Beginning of operations. Index comparisons begin on 10/31/97.

The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

               See definition of comparative indices on page 10.

UAM FUNDS                                       McKEE U.S. GOVERNMENT PORTFOLIO
                                                OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
U.S. GOVERNMENT & AGENCY SECURITIES -- 76.4%
--------------------------------------------------------------------------------
                                                          Face
                                                         Amount        Value
                                                       ----------   -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 17.1%
     5.625%, 03/15/01 ................................ $  735,000       730,791
     5.750%, 02/15/08 ................................  1,080,000   $ 1,016,076
     6.500%, 04/01/29 ................................    266,505       255,344
     7.500%, 12/01/23 ................................  1,157,002     1,159,171
                                                                    -----------
                                                                      3,161,382
                                                                    -----------

FEDERAL HOME LOAN MORTGAGE -- 0.5%
     6.400%, 12/15/17 ................................     93,223        93,019
     7.650%, 05/10/05 ................................      5,000         5,009
                                                                    -----------
                                                                         98,028
                                                                    -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.2%
     7.000%, 09/15/24 ................................    223,177       218,993
                                                                    -----------

U.S. TREASURY PRINCIPAL STRIPS -- 7.0%
    #6.629%, 05/15/17 ................................  4,028,000     1,283,219
                                                                    -----------

U.S. TREASURY BONDS -- 17.0%
     9.375%, 02/15/06 ................................    947,000     1,101,925
     8.500%, 02/15/20 ................................  1,673,000     2,043,661
                                                                    -----------
                                                                      3,145,586
                                                                    -----------

U.S. TREASURY NOTES -- 33.6%
     4.875%, 03/31/01 ................................  1,930,000     1,907,081
     5.875%, 11/30/01 ................................  2,308,000     2,309,875
     5.750%, 04/30/03 ................................  1,900,000     1,888,125
     5.625%, 05/15/08 ................................    105,000       101,308
                                                                    -----------
                                                                      6,206,389
                                                                    -----------
  TOTAL U.S. GOVERNMENT & AGENCY SECURITIES (Cost $14,532,362)....   14,113,597
                                                                    -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE U.S. GOVERNMENT PORTFOLIO
                                                OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 17.4%
--------------------------------------------------------------------------------

                                                          Face
                                                         Amount        Value
                                                       ----------   -----------

AUTOMOTIVE -- 0.5%
  Delphi Auto Systems
     6.500%, 05/01/09 ................................ $  105,000   $    96,863
                                                                    -----------
BANKS -- 0.1%
  First Union Institutional Capital
     8.040%, 12/01/26 ................................     10,000         9,488
                                                                    -----------
DEFENSE AND AEROSPACE -- 1.1%
  Lockheed Martin
     6.850%, 05/15/01 ................................    200,000       199,745
                                                                    -----------
FINANCIAL SERVICES -- 3.5%
  American Express Master Trust, Series 98-1 A
     5.900%, 04/15/04 ................................      8,000         7,799
  Associates Corporation of North America
     6.250%, 11/01/08 ................................    151,000       142,104
  BankBoston Capital Trust, Series B
     8.250%, 12/15/26 ................................     10,000         9,788
  Countrywide Capital I
     8.000%, 12/15/26 ................................    255,000       235,237
  Discover Card Master Trust
     6.050%, 08/18/08 ................................      8,000         7,659
  EOP Operating LP
     6.763%, 06/15/07 ................................    130,000       120,414
  Ford Motor Credit
     6.125%, 04/28/03 ................................    120,000       117,000
  Lehman Brothers Holdings Senior Notes
     7.375%, 05/15/04 ................................     16,000        15,940
                                                                    -----------
                                                                        655,941
                                                                    -----------
INDUSTRIAL -- 7.2%
  News America Holdings
     8.500%, 02/15/05 ................................    280,000       290,850
  Oakwood Mortgage Investors, Series 1995-A, Class A2
     6.500%, 09/15/20 ................................      2,182         2,164


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO
                                                 OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- continued
--------------------------------------------------------------------------------
                                                          Face
                                                         Amount        Value
                                                       ----------   -----------

  Philip Morris
     7.250%, 09/15/01 ................................ $  225,000   $   225,000
     7.625%, 05/15/02 ................................      6,000         6,038
  Phillips Petroleum
     7.125%, 03/15/28 ................................    251,000       225,586
  Seagate Technology
     7.125%, 03/01/04 ................................     10,000         9,338
  Time Warner Entertainment
     8.375%, 03/15/23 ................................    330,000       351,450
  Xerox Capital Trust I
     8.000%, 02/01/27 ................................    218,000       212,823
                                                                    -----------
                                                                      1,323,249
                                                                    -----------
NATURAL RESOURCES -- 0.0%
  USX
     8.500%, 03/01/23 ................................      5,000         4,857
                                                                    -----------
REGIONAL AGENCIES -- 0.7%
  Quebec Province
     5.750%, 02/15/09 ................................    150,000       136,357
                                                                    -----------
RETAIL -- 0.8%
  Carnival
     6.150%, 04/15/08 ................................      6,000         5,543
  Raytheon
     6.150%, 11/01/08 ................................    150,000       135,847
  Staples
     7.125%, 08/15/07 ................................      5,000         4,906
  Tommy Hilfiger
     6.500%, 06/01/03 ................................      5,000         4,794
                                                                    -----------
                                                                        151,090
                                                                    -----------
UTILITIES -- 1.9%
  Consolidated Edison, Series 97-B
     6.450%, 12/01/07 ................................    331,000       314,036
  Pacific Bell Telephone
     6.250%, 03/01/05 ................................     10,000         9,675


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO
                                                 OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- continued
--------------------------------------------------------------------------------

                                                          Face
                                                         Amount        Value
                                                       ----------   -----------

  Pacific Gas & Electric
     5.875%, 10/01/05 ................................ $   10,000   $     9,350
  Texas Utilities Electric
     7.170%, 08/01/07 ................................     10,000         9,875
                                                                    -----------
                                                                        342,936
                                                                    -----------
YANKEE BONDS -- 1.6%
  Barrick Gold
     7.500%, 05/01/07 ................................    285,000       284,288
  Province of Ontario
     7.000%, 08/04/05 ................................     10,000        10,075
                                                                    -----------
                                                                        294,363
                                                                    -----------
  TOTAL CORPORATE OBLIGATIONS (Cost $3,383,025) ..................    3,214,889
                                                                    -----------
--------------------------------------------------------------------------------
MORTGAGE OBLIGATIONS -- 1.8%
--------------------------------------------------------------------------------
  Contimortgage Home Equity Loan Trust Series 98-1 A5
     6.430%, 04/15/16 ................................      9,000         8,876
  Advanta Mortgage Loan Trust, Series 94-1 A1
     6.300%, 07/25/25 ................................     57,429        56,225
   Green Tree Financial Series 94-7 A4
     8.350%, 03/15/20 ................................     48,162        49,271
  Green Tree Financial Series 95-7 A4
     6.700%, 10/15/26 ................................      3,360         3,369
  Indymac Manufactured Housing Contract, Series 98-1
     6.390%, 09/25/28 ................................      1,492         1,497
  World Financial Network Credit Card, Series 96-B A
     6.950%, 04/15/06 ................................    225,000       226,089
                                                                    -----------
  TOTAL MORTGAGE OBLIGATIONS (Cost $345,224) .....................      345,327
                                                                    -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO
                                                 OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 5.9%
--------------------------------------------------------------------------------

                                                          Face
                                                         Amount        Value
                                                       ----------   -----------

REPURCHASE AGREEMENT -- 5.9%
  Chase Securities, Inc. 5.150%, dated 10/29/99,
     due 11/01/99 to be repurchased
     at $1,083,465 collateralized by $1,086,684
     of various U.S. Treasury Bills and
     U.S. Treasury Notes, valued at $1,083,030
     (Cost $1,083,000) ............................... $1,083,000   $ 1,083,000
                                                                    -----------

 TOTAL INVESTMENTS -- 101.5%
   (Cost $19,343,611)(a) .........................................   18,756,813
                                                                    -----------

 OTHER ASSETS AND LIABILITIES, NET -- (1.5%) .....................     (282,364)
                                                                    -----------

 TOTAL NET ASSETS -- 100.0% ......................................  $18,474,449
                                                                    ===========

# Effective yield as of October 31, 1999.

(a) The cost for federal income tax purposes was $19,425,033. At October 31, 1999, net unrealized depreciation for all securities based on tax cost was $668,220. This consisted of aggregate gross unrealized appreciation for all securities of $20,611 and aggregate gross unrealized depreciation for all securities of $688,831.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS -- 98.7%
--------------------------------------------------------------------------------

                                                         Shares        Value
                                                        --------    -----------

AIRCRAFT -- 1.0%
  Allied Signal ......................................    3,350     $   190,741
  United Technologies ................................    3,550         214,775
                                                                    -----------
                                                                        405,516
                                                                    -----------
AUTOMOTIVE -- 4.1%
  Delphi Automotive Systems ..........................    8,090         132,979
  Ford Motor .........................................   13,850         760,019
  General Motors .....................................   11,550         811,387
                                                                    -----------
                                                                      1,704,385
                                                                    -----------
BANKS -- 3.5%
  Bank of America ....................................    9,800         630,875
  Bank One ...........................................   10,600         398,162
  Wells Fargo ........................................    9,400         450,025
                                                                    -----------
                                                                      1,479,062
                                                                    -----------
BEAUTY PRODUCTS -- 1.6%
  Procter & Gamble ...................................    6,450         676,444
                                                                    -----------
CAPITAL EQUIPMENT -- 1.0%
  ITT Industries .....................................   12,150         415,378
                                                                    -----------
CHEMICALS -- 0.7%
  E.I. DuPont de Nemours .............................    4,850         312,522
                                                                    -----------
COMMUNICATIONS EQUIPMENT -- 1.7%
  Lucent Technologies ................................   11,300         726,025
                                                                    -----------
COMPUTERS & SERVICES -- 19.3%
  Cisco Systems* .....................................   12,050         891,700
  Computer Associates International ..................   10,500         593,250
  EMC* ...............................................    5,700         416,100
  Hewlett-Packard ....................................    8,950         662,859
  Intel ..............................................   16,150       1,249,606
  IBM ................................................   11,300       1,111,637
  Microsoft* .........................................   19,550       1,809,597
  Oracle* ............................................   14,650         696,791
  Sun Microsystems* ..................................    6,500         687,375
                                                                    -----------
                                                                      8,118,915
                                                                    -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                         Shares        Value
                                                        --------    -----------

CONSUMER DURABLES -- 4.7%
  Fort James .........................................   10,200     $   268,387
  General Electric ...................................   12,550       1,701,309
                                                                    -----------
                                                                      1,969,696
                                                                    -----------
DRUGS -- 0.8%
  Abbott Laboratories ................................    8,200         331,075
                                                                    -----------
ELECTRICAL SERVICES -- 0.7%
  General Public Utilities ...........................    9,250         313,922
                                                                    -----------
ENERGY -- 1.5%
  FPL Group ..........................................    6,600         332,062
  Halliburton ........................................    8,050         303,384
                                                                    -----------
                                                                        635,446
                                                                    -----------
FINANCIAL SERVICES -- 7.6%
  AXA Financial ......................................   14,900         477,731
  American Express ...................................    1,650         254,100
  FMAC ...............................................    4,700         254,094
  Household International ............................   11,200         499,800
  Lehman Brothers Holdings ...........................    5,400         397,912
  Mellon Financial* ..................................   12,000         443,250
  Merrill Lynch ......................................    4,300         337,550
  PNC Bank ...........................................    8,800         524,700
                                                                    -----------
                                                                      3,189,137
                                                                    -----------
FOOD, BEVERAGE & TOBACCO -- 6.6%
  Anheuser-Busch .....................................    6,850         491,916
  General Mills ......................................    8,050         701,859
  H.J. Heinz .........................................   19,150         914,412
  Philip Morris ......................................   27,000         680,062
                                                                    -----------
                                                                      2,788,249
                                                                    -----------
INSURANCE -- 5.9%
  Allstate ...........................................   12,350         355,063
  American International Group .......................    5,900         607,331
  Citigroup ..........................................   14,350         776,694
  Travelers Property Casualty ........................   10,800         388,800
  Washington Mutual ..................................    9,450         339,609
                                                                    -----------
                                                                      2,467,497
                                                                    -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                         Shares        Value
                                                        --------    -----------

MEDICAL PRODUCTS -- 3.1%
  Johnson & Johnson ..................................   12,200     $ 1,277,950
                                                                    -----------
MISCELLANEOUS BUSINESS SERVICES -- 2.7%
  Automatic Data Processing ..........................   10,900         525,244
  Compuware* .........................................   22,650         628,538
                                                                    -----------
                                                                      1,153,782
                                                                    -----------
OIL & GAS -- 5.6%
  Chevron ............................................    7,100         648,319
  Exxon ..............................................    8,000         592,500
  Royal Dutch Petroleum, NY Shares ...................    7,350         440,541
  Schlumberger .......................................    4,800         290,700
  USX-Marathon Group .................................   13,000         378,625
                                                                     ----------
                                                                      2,350,685
                                                                     ----------
PAPER & PAPER PRODUCTS -- 1.6%
  Kimberly-Clark .....................................    7,300         460,813
  Willamette Industries ..............................    4,600         191,188
                                                                     ----------
                                                                        652,001
                                                                     ----------
PHARMACEUTICAL -- 8.2%
  American Home Products .............................   16,400         856,900
  Becton Dickinson ...................................    8,710         221,016
  Biogen* ............................................    4,750         351,797
  Bristol-Myers Squibb ...............................   14,450       1,109,941
  Merck ..............................................   11,150         887,122
                                                                     ----------
                                                                      3,426,776
                                                                     ----------
RETAIL -- 5.5%
  Albertson's ........................................    7,423         269,548
  Gap ................................................   22,375         830,672
  Tyco International .................................    6,200         247,613
  Wal-Mart Stores ....................................   16,650         951,131
                                                                     ----------
                                                                      2,298,964
                                                                     ----------
STEEL & STEEL WORKS -- 1.2%
  Alcoa ..............................................    8,350         507,263
                                                                     ----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE DOMESTIC EQUITY PORTFOLIO
                                                 OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                         Shares        Value
                                                        --------    -----------

TELEPHONES & TELECOMMUNICATION -- 9.1%
  AT&T ...............................................   11,275     $   527,106
  Bell Atlantic ......................................   11,336         736,132
  GTE ................................................    5,900         442,500
  MCI WorldCom* ......................................    6,900         591,675
  SBC Communications .................................   17,231         877,704
  Sprint .............................................    8,500         631,656
                                                                    -----------
                                                                      3,806,773
                                                                    -----------
TEXTILES & APPAREL -- 1.0%
  Tommy Hilfiger .....................................   15,100         426,575
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $37,532,596) ......................      41,434,038
                                                                    -----------
--------------------------------------------------------------------------------
 SHORT TERM INVESTMENT -- 1.0%
--------------------------------------------------------------------------------

                                                          Face
                                                         Amount        Value
                                                        --------    -----------

REPURCHASE AGREEMENT -- 1.0%
  Chase Securities 5.15%, dated 10/29/99,
     due 11/01/99, to be repurchased at $433,185,
     collateralized by $434,473 of various
     U.S. Treasury Bills and U.S. Treasury Notes,
     valued at $433,012 (Cost $433,000) .............. $433,000         433,000
                                                                    -----------
  TOTAL INVESTMENTS -- 99.7%
    (Cost $37,965,596)(a) .....................................      41,867,038
                                                                    -----------
  OTHER ASSETS AND LIABILITIES,
   NET -- 0.3% ................................................         119,679
                                                                    -----------
  TOTAL NET ASSETS -- 100.0% ..................................     $41,986,717
                                                                    ===========


* Non-Income Producing Security.

(a) The cost for federal income tax purposes was $38,118,427. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $3,748,611. This consisted of aggregate gross unrealized appreciation for all securities of $5,352,059 and aggregate gross unrealized depreciation for all securities of $1,603,448.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
Common Stocks -- 93.8%
--------------------------------------------------------------------------------

                                                         Shares        Value
                                                        --------    -----------

AUSTRALIA -- 1.5%
  Westpac Banking ....................................  412,675     $ 2,645,862
                                                                    -----------
BELGIUM -- 1.3%
  Fortis, Series B ...................................   64,900       2,191,207
                                                                    -----------
CANADA -- 3.3%
  Alcan Aluminum .....................................   51,666       1,693,780
  Canadian Imperial Bank of Commerce .................   92,259       1,987,098
  Seagram ............................................   39,830       1,974,180
  Westcoast Energy ...................................       --               9
                                                                    -----------
                                                                      5,655,067
                                                                    -----------
CHINA -- 0.8%
  Guangshen Railway ADR ..............................  249,800       1,436,350
                                                                    -----------
DENMARK -- 1.6%
  Unidanmark, Series A ...............................   34,650       2,697,681
                                                                    -----------
FINLAND -- 4.1%
  Nokia Oyj ..........................................   61,400       7,027,014
                                                                    -----------
FRANCE -- 7.6%
  Alcatel ............................................   24,215       3,782,201
  Axa ................................................   20,200       2,849,140
  Coflexip ...........................................   30,160       2,379,174
  Total Fina, Series B ...............................   29,680       4,011,444
                                                                    -----------
                                                                     13,021,959
                                                                    -----------
GERMANY -- 7.5%
  Bayer ..............................................   78,100       3,195,467
  Commerzbank ........................................  101,281       3,861,621
  Commerzbank ADR ....................................    6,900         261,806
  DaimlerChrysler ....................................   37,980       2,956,108
  Deutsche Telekom ...................................   56,750       2,608,441
                                                                    -----------
                                                                     12,883,443
                                                                    -----------
HONG KONG -- 2.6%
  Cathay Pacific Airways .............................  816,100       1,659,936
  HSBC Holdings ......................................  240,600       2,888,253
                                                                    -----------
                                                                      4,548,189
                                                                    -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                         Shares        Value
                                                        --------    -----------

IRELAND -- 0.1%
  Elan ADR* ..........................................    7,800     $   200,850
                                                                    -----------
ISRAEL -- 1.5%
  Teva Pharmaceuticals ADR ...........................   54,200       2,621,925
                                                                    -----------
ITALY -- 1.1%
  Montedison .........................................1,037,735       1,850,082
                                                                    -----------
JAPAN -- 20.2%
  Amada ..............................................  225,000       1,726,619
  Bank of Tokyo-Mitsubishi ...........................   58,000         961,381
  Credit Saison ......................................  114,400       2,814,734
  Hitachi ............................................  418,000       4,518,811
  Ito-Yokado .........................................   38,000       3,040,000
  Kao ................................................   79,000       2,409,784
  Mitsui .............................................   59,000         436,345
  Mitsui ADR .........................................    3,900         570,863
  Mitsui Marine and Fire Insurance ...................  380,000       2,518,753
  Mitsui Marine & Fire Insurance ADR .................    6,330         419,129
  Nintendo ...........................................   19,900       3,159,185
  Nippon Telephone & Telegraph .......................      150       2,302,158
  Sanwa Bank .........................................  154,000       2,291,165
  Sony ...............................................   19,900       3,103,827
  Sumitomo Bank ......................................   63,000       1,014,043
  Toyota Motor .......................................  102,000       3,532,086
                                                                    -----------
                                                                     34,818,883
                                                                    -----------
MEXICO -- 2.0%
  Grupo Industrial Durango* ..........................  203,450       1,703,894
  Telefonos de Mexico ADR ............................   19,450       1,662,975
                                                                    -----------
                                                                      3,366,869
                                                                    -----------
NETHERLANDS -- 7.0%
  Akzo Nobel .........................................   57,050       2,456,615
  KPN ................................................   42,000       2,155,330
  Philips Electronics ................................   40,002       4,102,127
  Royal Dutch Petroleum ADR ..........................   27,000       1,618,312
  TNT Post Group .....................................   66,707       1,697,933
                                                                    -----------
                                                                     12,030,317
                                                                    -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                         Shares        Value
                                                        --------    -----------

NORWAY -- 1.5%
  Den Norske Bank ....................................  679,610     $ 2,633,207
                                                                    -----------
PHILIPPINES -- 2.0%
  Ionics Circuit* ....................................2,949,700         884,910
  Philippine Long Distance Telephone .................  118,500       2,473,688
                                                                    -----------
                                                                      3,358,598
                                                                    -----------
PORTUGAL -- 1.1%
  Portugal Telecom ...................................   44,200       1,971,160
                                                                    -----------
SINGAPORE -- 1.1%
  Asia Pulp & Paper ADR* .............................  264,200       1,832,888
                                                                    -----------
SPAIN -- 2.7%
  Repsol .............................................  124,415       2,564,853
  Telefonica* ........................................  123,336       2,028,898
                                                                    -----------
                                                                      4,593,751
                                                                    -----------
SOUTH KOREA -- 2.5%
  LG Electronics .....................................   80,300       2,632,018
  Pohang Iron & Steel ................................   13,700       1,694,732
                                                                    -----------
                                                                      4,326,750
                                                                    -----------
SWEDEN -- 2.6%
  Ericsson, Series B .................................   51,900       2,159,343
  Svenska Handlesbanken Series A .....................  162,600       2,255,037
                                                                    -----------
                                                                      4,414,380
                                                                    -----------
SWITZERLAND -- 4.1%
  Nestle, Registered .................................    1,750       3,375,320
  Novartis ...........................................    1,400       2,094,076
  Swisscom ...........................................    5,300       1,615,069
                                                                    -----------
                                                                      7,084,465
                                                                    -----------
UNITED KINGDOM -- 14.0%
  Allied Zurich ......................................  201,000       2,427,137
  Barclays ...........................................   87,500       2,678,131
  BP Amoco ...........................................  370,800       3,597,250


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                         Shares        Value
                                                        --------    -----------

  British American Tobacco ...........................  201,200    $  1,332,122
  British Telecom ....................................  105,700       1,916,278
  Carlton Communications .............................  302,887       2,188,253
  Corus Group ........................................  656,700       1,251,515
  Diageo .............................................  263,517       2,662,531
  Glaxo Wellcome .....................................   98,900       2,918,190
  Smithkline Beecham .................................  240,000       3,091,279
                                                                   ------------
                                                                     24,062,686
                                                                   ------------
  TOTAL COMMON STOCKS (Cost $130,119,286) .....................     161,273,583
                                                                   ------------
--------------------------------------------------------------------------------
 WARRANT -- 0.0%
--------------------------------------------------------------------------------

SINGAPORE -- 0.0%
  Asia Pulp & Paper, expire 07/07/00* ................   72,840          63,735
                                                                   ------------
  TOTAL WARRANT (Cost $0) .....................................          63,735
                                                                   ------------
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT -- 4.8%
--------------------------------------------------------------------------------

                                                        Face
                                                       Amount          Value
                                                      --------     ------------

REPURCHASE AGREEMENT -- 4.8%
  Chase Securities 5.150%, dated 10/29/99, due
     11/01/99, to be repurchased at $8,318,569,
     collateralized by $8,343,288 of various U.S.
     Treasury Bills and U.S. Treasury Notes,
     valued at $8,315,230 (Cost $8,315,000) .........$8,315,000       8,315,000
                                                                   ------------
  TOTAL INVESTMENTS -- 98.6%
    (Cost $138,434,286)(a) ....................................     169,652,318
                                                                   ------------
  OTHER ASSETS AND LIABILITIES, NET -- 1.4% ...................       2,374,358
                                                                   ------------
  TOTAL NET ASSETS -- 100.0% ..................................    $172,026,676
                                                                   ============

* Non-Income Producing Security.

ADR American Depositary Receipt

(a) The cost for federal income tax purposes was $140,125,643. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $29,526,675. This consisted of aggregate gross unrealized appreciation for all securities of $35,334,840 and aggregate gross unrealized depreciation for all securities of $5,808,165.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 1999
--------------------------------------------------------------------------------

  At October 31, 1999 sector diversification of the Portfolio was as follows:


                                                      % of
                                                       Net
Sector Diversification (Unaudited)                    Assets          Value
                                                      ------       ------------
    Automotive .....................................    3.8%      $  6,488,195
    Banking ........................................   15.2         26,169,835
    Chemicals ......................................    4.3          7,502,161
    Construction Materials .........................    0.0                  9
    Consumer Products ..............................    5.8         10,004,918
    Distribution/Wholesale .........................    0.6          1,012,600
    Electronics ....................................    7.1         12,137,928
    Financial Services .............................    2.9          5,005,941
    Food - Retail ..................................    3.5          6,037,851
    Insurance ......................................    4.8          8,214,159
    Machinery ......................................    1.0          1,726,619
    Metals .........................................    2.7          4,640,027
    Multi-Industry .................................    2.9          5,014,180
    Oil & Gas ......................................    8.2         14,171,033
    Paper Products .................................    2.1          3,600,516
    Pharmaceuticals ................................    6.4         10,926,321
    Repurchase Agreement ...........................    4.8          8,315,000
    Telecommunications .............................    7.5         12,968,558
    Telephone ......................................   10.9         18,733,996
    Television .....................................    1.3          2,188,253
    Transportation .................................    2.8          4,794,218
                                                     ------       ------------
          Total Investments ........................   98.6%      $169,652,318
    Other Assets and Liabilities ...................    1.4          2,374,358
                                                     ------       ------------
          Net Assets ...............................  100.0%      $172,026,676
                                                     ======       ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 95.3%
--------------------------------------------------------------------------------

                                                         Shares        Value
                                                        --------    -----------
AIR TRANSPORTATION -- 1.0%
  Alaska Airgroup ....................................   21,100    $    838,725
                                                                   ------------
AIRCRAFT -- 0.8%
  AAR ................................................   40,850         681,684
                                                                   ------------
BANKS -- 10.1%
  Amsouth Bancorporation .............................   54,820       1,411,623
  Cullen/Frost Bankers ...............................   50,200       1,449,525
  MAF Bancorp ........................................   55,950       1,206,422
  Ocwen Financial* ...................................  134,800         901,475
  Peoples Heritage Financial Group ...................   76,200       1,443,037
  S&T Bancorp ........................................   29,800         685,400
  Wilmington Trust ...................................   20,900       1,133,825
                                                                   ------------
                                                                      8,231,307
                                                                   ------------
BUILDING & CONSTRUCTION -- 2.4%
  Cal Dive International* ............................   23,450         773,850
  Toll Brothers* .....................................   67,800       1,186,500
                                                                   ------------
                                                                      1,960,350
                                                                   ------------
CAPITAL GOODS -- 2.7%
  Ruddick ............................................  128,600       2,194,237
                                                                   ------------
CHEMICALS -- 2.3%
  Ferro ..............................................   38,400         782,400
  Solutia ............................................   64,250       1,104,297
                                                                   ------------
                                                                      1,886,697
                                                                   ------------
COMPUTERS -- 8.7%
  Apple Computer* ....................................   27,500       2,203,437
  AVT* ...............................................   38,850       1,301,475
  Compuware* .........................................   35,000         971,250
  Sterling Software* .................................   45,600       1,000,350
  Xircom* ............................................   32,850       1,656,872
                                                                   ------------
                                                                      7,133,384
                                                                   ------------
ENERGY -- 4.6%
  New Jersey Resources ...............................   21,400         870,712
  Public Service Company of New Mexico ...............   43,600         779,350
  RGS Energy Group ...................................   32,200         802,987
  Stone Energy* ......................................   26,700       1,298,288
                                                                   ------------
                                                                      3,751,337
                                                                   ------------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                         Shares        Value
                                                        --------    -----------
FINANCIAL SERVICES -- 4.2%
  Friedman, Billing, Ramsey Group, Series A* .........   39,000    $    202,313
  Legg Mason .........................................   28,850       1,049,419
  The PMI Group ......................................   41,550       2,155,406
                                                                   ------------
                                                                      3,407,138
                                                                   ------------
FOOD, BEVERAGE & TOBACCO -- 1.4%
  Tasty Baking .......................................  111,600       1,185,750
                                                                   ------------
HEALTH CARE -- 0.7%
  Sierra Health Services* ............................   72,900         533,081
                                                                   ------------
INDUSTRIAL -- 0.9%
  Southdown ..........................................   15,300         739,181
                                                                   ------------
INSURANCE -- 9.2%
  Delphi Financial Group* ............................   38,982       1,247,424
  First American Financial ...........................   54,350         805,059
  Gallagher, Arthur J. ...............................   32,100       1,661,175
  Horace Mann Educators ..............................   51,100       1,440,381
  LandAmerica Financial Group ........................   21,500         399,094
  Radian Group .......................................   36,600       1,932,938
                                                                   ------------
                                                                      7,486,071
                                                                   ------------
MANUFACTURING -- 5.2%
  Cable Design Technologies ..........................   45,200         875,750
  Esterline Technologies* ............................   52,000         715,000
  Milacron ...........................................   90,000       1,479,375
  Mueller Industries* ................................   30,000         958,125
  Simpson Manufacturing* .............................    4,900         198,756
                                                                   ------------
                                                                      4,227,006
                                                                   ------------
METALS -- 0.6%
  RTI International Metals*  .........................   64,500         467,625
                                                                   ------------
MULTI-INDUSTRY -- 0.8%
  First Consulting Group* ............................   79,037         654,525
                                                                   ------------
NETWORKING -- 0.7%
  Network Associates* ................................   32,700         596,775
                                                                   ------------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                         Shares        Value
                                                        --------    -----------
OIL & GAS -- 1.5%
  Diamond Offshore Drilling ..........................   29,300    $    930,275
  Seitel* ............................................   33,900         269,081
                                                                   ------------
                                                                      1,199,356
                                                                   ------------
PHARMACEUTICALS -- 5.6%
  Alpharma, Series A .................................   64,400       2,266,075
  Mylan Laboratories .................................   39,700         712,119
  Owens & Minor Holding ..............................  165,300       1,549,688
                                                                   ------------
                                                                      4,527,882
                                                                   ------------
RETAIL -- 13.5%
  BJ's Wholesale Club* ...............................   58,400       1,799,450
  Claire's Stores ....................................   73,200       1,290,150
  Gymboree* ..........................................   75,900         488,606
  La-Z-Boy ...........................................   96,300       1,757,475
  Lands' End* ........................................   38,050       2,927,472
  Morton's Restaurant Group* .........................  107,900       1,874,763
  Tommy Hilfiger .....................................   30,300         855,975
                                                                   ------------
                                                                     10,993,891
                                                                   ------------
SERVICES -- 9.6%
  Airborne Freight ...................................   24,000         516,000
  Aviall* ............................................   86,300         771,306
  Bowne ..............................................  104,600       1,163,675
  Dollar Thrifty Automotive* .........................  103,650       1,749,094
  Modis Professional Services* .......................  140,000       1,566,250
  Personnel Group of America* ........................  140,900         942,269
  Reynolds & Reynolds, Series A ......................   61,900       1,125,806
                                                                   ------------
                                                                      7,834,400
                                                                   ------------
TECHNOLOGY -- 8.8%
  Fair Isaac .........................................   33,100       1,278,488
  Project Software & Development* ....................   49,000       2,348,938
  Storage Technology* ................................   40,600         639,450
  Structural Dynamics Research* ......................   57,600         568,800
  Symantec* ..........................................   49,750       2,372,453
                                                                   ------------
                                                                      7,208,129
                                                                   ------------
  TOTAL COMMON STOCKS (Cost $81,678,671) ......................      77,738,531
                                                                   ------------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO
                                                OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS -- continued
--------------------------------------------------------------------------------

                                                        Face
                                                       Amount          Value
                                                      --------      -----------

REPURCHASE AGREEMENT -- 6.8%
  Chase Securities 5.150%, dated 10/29/99, due
     11/01/99, to be repurchased at $5,511,364
     collateralized by $5,527,742 of various
     U.S. Treasury Bills and U.S. Treasury Notes,
     valued at $5,509,152 (Cost $5,509,000) .........$5,509,000    $  5,509,000
                                                                   ------------
  TOTAL INVESTMENTS -- 102.1%
     (Cost $87,187,671)(a) ....................................      83,247,531
                                                                   ------------
  OTHER ASSETS AND LIABILITIES, NET -- (2.1%) .................      (1,684,201)
                                                                   ------------
  TOTAL NET ASSETS -- 100.0% ..................................    $ 81,563,330
                                                                   ============

  * Non-Income Producing Security.

(a) The cost for federal income tax purposes was $87,187,671. At October 31, 1999, net unrealized depreciation for all securities based on tax cost was $3,940,140. This consisted of aggregate gross unrealized appreciation for all securities of $12,646,728 and aggregate gross unrealized depreciation for all securities of $16,586,868.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                       McKEE PORTFOLIOS
                                                                OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                               McKee          McKee         McKee            McKee
                                                U.S.         Domestic    International      Small Cap
                                             Government       Equity        Equity           Equity
                                              Portfolio      Portfolio     Portfolio       Portfolio
                                            ------------   ------------  --------------  --------------
Assets
Investments, at Cost ...................     $19,343,611    $37,965,596   $138,434,286   $  87,187,671
                                             ===========    ===========   ============   =============
Investments, at Value -- Note A ........     $18,756,813    $41,867,038   $169,652,318   $  83,247,531
Cash ...................................             350            430             --             524
Foreign Currency, at value
  (Cost $380,538) -- Note A ............              --             --        380,538              --
Receivable for Investments Sold ........         102,163        272,631      1,978,374              --
Dividends Receivable ...................              --         40,109        139,099          24,633
Receivable for Portfolio Shares Sold ...              --        200,000        764,998              --
Foreign Withholding Tax Reclaim
  Receivable ...........................              --             --         77,335              --
Interest Receivable ....................         273,211            186          3,569           2,364
Other Assets ...........................           1,880          4,389         16,029           8,221
                                             -----------    -----------   ------------   -------------
  Total Assets .........................      19,134,417     42,384,783    173,012,260      83,283,273
                                             -----------    -----------   ------------   -------------
Liabilities
Payable for Investments Purchased ......         103,315        321,818             --       1,617,105
Payable for Portfolio Shares Redeemed ..         516,995         21,255        809,202              --
Payable to Custodian Bank -- Note D ....              --             --         13,630              --
Payable for Investment Advisory
  Fees -- Note B .......................           7,008         20,084         91,269          66,249
Payable for Administrative
  Fees -- Note C .......................          10,541         12,046         23,389          13,919
Payable for Custodian Fees -- Note D ...           2,162          2,215         22,368           1,807
Payable for Directors' Fees -- Note G ..             648            713            978             800
Other Liabilities ......................          19,299         19,935         24,748          20,063
                                             -----------    -----------   ------------   -------------
  Total Liabilities ....................         659,968        398,066        985,584       1,719,943
                                             -----------    -----------   ------------   -------------
Net Assets .............................     $18,474,449    $41,986,717   $172,026,676   $  81,563,330
                                             ===========    ===========   ============   =============
Net Assets Consist of:
Paid in Capital ........................     $18,883,039    $34,918,308   $124,325,629   $  94,524,639
Undistributed Net Investment Income
  (Loss) ...............................         126,893         43,200        714,199              --
Accumulated Net Realized Gain (Loss) ...          51,315      3,123,767     15,768,684      (9,021,169)
Unrealized Appreciation (Depreciation) .        (586,798)     3,901,442     31,218,164      (3,940,140)
                                             -----------    -----------   ------------   -------------
Net Assets .............................     $18,474,449    $41,986,717   $172,026,676   $  81,563,330
                                             ===========    ===========   ============   =============
Institutional Class Shares:
Shares Issued and Outstanding ($0.001
  par value) (Authorized 25,000,000) ...       1,872,309      3,608,036     12,251,114       9,643,471
Net Asset Value, Offering and Redemption
  Price Per Share ......................           $9.87         $11.64         $14.04           $8.46
                                             ===========    ===========   ============   =============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    McKEE PORTFOLIOS
                                             FOR THE YEAR ENDED OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------


                                               McKee          McKee          McKee           McKee
                                                U.S.         Domestic    International      Small Cap
                                             Government       Equity        Equity           Equity
                                              Portfolio      Portfolio     Portfolio       Portfolio
                                            ------------   ------------  --------------  --------------
Investment Income
Dividends ..............................     $        --    $   677,657   $  3,266,195   $     750,591
Interest ...............................       1,338,517         49,438        148,302         141,400
Less: Foreign Taxes Withheld ...........              --             --       (298,370)             --
                                             -----------    -----------   ------------   -------------
  Total Income .........................       1,338,517        727,095      3,116,127         891,991
                                             -----------    -----------   ------------   -------------
Expenses
Investment Advisory Fees -- Note B .....         104,458        302,499      1,051,174         824,282
Administrative Fees -- Note C ..........         101,728        121,141        238,529         137,653
Custodian Fees -- Note D ...............           9,571          4,087        121,302          10,939
Account Service Fees -- Note F .........           4,948          2,723            126              28
Directors' Fees -- Note G ..............           2,758          3,335          5,502           4,009
Audit Fees .............................          13,748         14,250         14,701          14,100
Legal Fees .............................           1,148          1,975         11,806           6,916
Printing Fees ..........................           6,832          6,937          8,544          11,439
Registration and Filing Fees ...........          13,261         13,265         21,111          20,470
Overdraft Fees .........................           7,885          3,675         12,741              52
Other Expenses .........................          17,085         15,907         48,295          11,740
                                             -----------    -----------   ------------   -------------
  Net Expenses Before Expense Offset             283,422        489,794      1,533,831       1,041,628
Expense Offset -- Note A ...............             (53)            (2)           (72)           (268)
                                             -----------    -----------   ------------   -------------
  Net Expenses After Expense Offset ....         283,369        489,792      1,533,759       1,041,360
                                             -----------    -----------   ------------   -------------
Net Investment Income (Loss) ...........       1,055,148        237,303      1,582,368        (149,369)
                                             -----------    -----------   ------------   -------------
Net Realized Gain (Loss) on:
  Investments ..........................          56,877      3,977,986     18,527,459      (9,021,169)
  Foreign Exchange Transactions ........              --             --       (267,323)             --
                                             -----------    -----------   ------------   -------------
Total Net Realized Gain (Loss) on
  Investments and Foreign
  Exchange Transactions ................          56,877      3,977,986     18,260,136      (9,021,169)
                                             -----------    -----------   ------------   -------------
Net Change in Unrealized
  Appreciation (Depreciation) on:
  Investments ..........................      (1,598,999)     2,134,232     21,643,766       9,695,047
  Foreign Exchange Translations ........              --             --        (19,003)             --
                                             -----------    -----------   ------------   -------------
Total Net Change in Unrealized
  Appreciation (Depreciation) ..........      (1,598,999)     2,134,232     21,624,763       9,695,047
                                             -----------    -----------   ------------   -------------
Net Gain (Loss) on Investments and
  Foreign Exchange Transactions ........      (1,542,122)     6,112,218     39,884,899         673,878
                                             -----------    -----------   ------------   -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations ............     $  (486,974)   $ 6,349,521   $ 41,467,267   $     524,509
                                             ===========    ===========   ============   =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                      Year Ended        Year Ended
                                                                      October 31,       October 31,
                                                                          1999              1998
                                                                     -------------     --------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income ...........................................    $  1,055,148    $   2,312,673
  Net Realized Gain ...............................................          56,877        1,375,376
  Net Change in Unrealized Appreciation (Depreciation) ............      (1,598,999)        (802,769)
                                                                       ------------    -------------
  Net Increase (Decrease) in Net Assets Resulting
  from Operations .................................................        (486,974)       2,885,280
                                                                       ------------    -------------
Distributions:
  Net Investment Income ...........................................      (1,136,270)      (2,446,189)
  Net Realized Gain ...............................................      (1,198,752)        (328,407)
                                                                       ------------    -------------
  Total Distributions .............................................      (2,335,022)      (2,774,596)
                                                                       ------------    -------------
Capital Share Transactions: (1)
  Issued ..........................................................      44,476,684       10,245,494
  In Lieu of Cash Distributions ...................................       2,272,326        2,768,512
  Redeemed ........................................................     (61,933,981)     (34,170,442)
                                                                       ------------    -------------
  Net Decrease from Capital Share Transactions ....................     (15,184,971)     (21,156,436)
                                                                       ------------    -------------
  Total Decrease ..................................................    (18,006,967)     (21,045,752)
Net Assets:
  Beginning of Period .............................................      36,481,416       57,527,168
                                                                       ------------    -------------
  End of Period (including undistributed net investment income of
  $126,893 and $208,015, respectively) ............................    $ 18,474,449    $  36,481,416
                                                                       ============    =============
(1) Shares Issued and Redeemed:
  Issued ..........................................................       4,281,599          940,224
  In Lieu of Cash Distributions ...................................         218,088          256,166
  Redeemed ........................................................      (5,965,511)      (3,164,733)
                                                                       ------------    -------------
  Net (Decrease) in Shares Issued and Redeemed ....................      (1,465,824)      (1,968,343)
                                                                       ============    =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE DOMESTIC EQUITY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    Year Ended      Year Ended
                                                                    October 31,     October 31,
                                                                        1999            1998
                                                                   -------------   --------------
Increase (Decrease) in Net Assets
Operations:
 Net Investment Income .........................................   $     237,303    $     294,686
 Net Realized Gain .............................................       3,977,986       18,895,618
 Net Change in Unrealized Appreciation/Depreciation ............       2,134,232      (15,488,247)
                                                                   -------------    -------------
 Net Increase in Net Assets Resulting
 from Operations ...............................................       6,349,521        3,702,057
                                                                   -------------    -------------
Distributions:
 Net Investment Income .........................................        (215,684)        (338,603)
 Net Realized Gain .............................................     (19,716,343)      (7,577,519)
                                                                   -------------    -------------
 Total Distributions ...........................................     (19,932,027)      (7,916,122)
                                                                   -------------    -------------
Capital Share Transactions: (1)
 Issued ........................................................       8,858,663       13,074,449
 In Lieu of Cash Distributions .................................      19,496,011        7,916,122
 Redeemed ......................................................     (22,172,949)     (74,777,510)
                                                                   -------------    -------------
 Net Increase (Decrease) from Capital Share Transactions .......       6,181,725      (53,786,939)
                                                                   -------------    -------------
  Total Decrease ...............................................      (7,400,781)     (58,001,004)
Net Assets:
 Beginning of Period ...........................................      49,387,498      107,388,502
                                                                   -------------    -------------
 End of Period (including undistributed net investment income of
 $43,200 and $21,581, respectively) ............................   $  41,986,717    $  49,387,498
                                                                   =============    =============
(1) Shares Issued and Redeemed:
 Issued ........................................................         635,193          806,481
 In Lieu of Cash Distributions .................................       1,846,546          508,216
 Redeemed ......................................................      (1,954,556)      (4,603,661)
                                                                   -------------    -------------
 Net Increase (Decrease) in Shares Issued and Redeemed .........         527,183       (3,288,964)
                                                                   =============    =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     Year Ended       Year Ended
                                                                    October 31,       October 31,
                                                                        1999             1998
                                                                   -------------    --------------
Increase (Decrease) in Net Assets
Operations:
 Net Investment Income .........................................   $   1,582,368    $   1,326,513
 Net Realized Gain .............................................      18,260,136        2,533,598
 Net Change in Unrealized Appreciation (Depreciation) ..........      21,624,763       (3,612,864)
                                                                   -------------    -------------
 Net Increase in Net Assets Resulting
 from Operations ...............................................      41,467,267          247,247
                                                                   -------------    -------------
Distributions:
 Net Investment Income .........................................      (1,141,638)      (1,178,285)
 Net Realized Gain .............................................      (4,907,462)      (9,931,009)
                                                                   -------------    -------------
 Total Distributions ...........................................      (6,049,100)     (11,109,294)
                                                                   -------------    -------------
Capital Share Transactions: (1)
 Issued ........................................................     222,007,586      165,875,010
 In Lieu of Cash Distributions .................................       5,380,915       10,208,564
 Redeemed ......................................................    (224,854,697)    (134,196,595)
                                                                   -------------    -------------
 Net Increase from Capital Share Transactions ..................       2,533,804       41,886,979
                                                                   -------------    -------------
  Total Increase ...............................................      37,951,971       31,024,932
Net Assets:
 Beginning of Period ...........................................     134,074,705      103,049,773
                                                                   -------------    -------------
 End of Period (including undistributed net investment income of
 $714,199 and $36,035, respectively) ...........................   $ 172,026,676    $ 134,074,705
                                                                   =============    =============

(1) Shares Issued and Redeemed:
 Issued ........................................................      17,641,170       14,505,088
 In Lieu of Cash Distributions .................................         475,647          940,910
 Redeemed ......................................................     (17,808,365)     (11,800,927)
                                                                   -------------    -------------
 Net Increase in Shares Issued and Redeemed ....................         308,452        3,645,071
                                                                   =============    =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE SMALL CAP EQUITY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     November 4,
                                                                    Year Ended        1997* to
                                                                    October 31,       October 31,
                                                                        1999             1998
                                                                   -------------    --------------
Increase (Decrease) in Net Assets
Operations:
 Net Investment Loss ...........................................   $   (149,369)    $    (79,710)
 Net Realized Gain (Loss) ......................................     (9,021,169)         763,539
 Net Change in Unrealized Appreciation (Depreciation) ..........      9,695,047      (13,635,187)
                                                                   ------------     ------------
 Net Increase (Decrease) in Net Assets Resulting
 from Operations ...............................................        524,509      (12,951,358)
                                                                   ------------     ------------
Distributions:
 Net Realized Gain .............................................       (653,862)         (30,473)
                                                                   ------------     ------------
Capital Share Transactions: (1)
 Issued ........................................................      2,280,123       97,125,457
 In Lieu of Cash Distributions .................................        641,141           29,824
 Redeemed ......................................................     (2,679,727)      (2,722,304)
                                                                   ------------     ------------
 Net Increase from Capital Share Transactions ..................        241,537       94,432,977
                                                                   ------------     ------------
  Total Increase ...............................................        112,184       81,451,146
                                                                   ------------     ------------
Net Assets:
 Beginning of Period ...........................................     81,451,146             --
                                                                   ------------     ------------
 End of Period .................................................   $ 81,563,330     $ 81,451,146
                                                                   ============     ============
(1) Shares Issued and Redeemed:
 Issued ........................................................        259,781        9,955,330
 In Lieu of Cash Distributions .................................         76,236            3,094
 Redeemed ......................................................       (319,227)        (331,743)
                                                                   ------------     ------------
 Net Increase in Shares Issued and Redeemed ....................         16,790        9,626,681
                                                                   ============     ============

*  Commencement of Operations


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        McKEE U.S. GOVERNMENT PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            Selected Per Share Data & Ratios
                                                              For a Share Outstanding Throughout Each Period

                                                                                                  March 2,
                                                    Years Ended October 31                       1995** to
                                         -------------------------------------------------      October 31,
                                            1999         1998         1997         1996            1995
                                         ----------   ----------   ----------   ----------     -------------

Net Asset Value,
Beginning of Period .................... $    10.93   $    10.84   $    10.58   $    10.76     $    10.00
                                         ----------   ----------   ----------   ----------     ----------
Income from Investment
Operations
 Net Investment Income .................       0.47         0.62         0.54         0.46           0.28
 Net Realized and Unrealized
 Gain (Loss) ...........................      (0.72)        0.16         0.25        (0.07)++        0.71
                                         ----------   ----------   ----------   ----------     ----------
 Total from Investment
 Operations ............................      (0.25)        0.78         0.79         0.39           0.99
                                         ----------   ----------   ----------   ----------     ----------
Distributions:
 Net Investment Income .................      (0.46)       (0.62)       (0.53)       (0.44)         (0.23)
 Net Realized Gain .....................      (0.35)       (0.07)        --           --             --
 In Excess of Net Realized Gain ........       --           --           --          (0.13)          --
                                         ----------   ----------   ----------   ----------     ----------
  Total Distributions ..................      (0.81)       (0.69)       (0.53)       (0.57)         (0.23)
                                         ----------   ----------   ----------   ----------     ----------
Net Asset Value, End of Period ......... $     9.87   $    10.93   $    10.84   $    10.58     $    10.76
                                         ==========   ==========   ==========   ==========     ==========
Total Return ...........................      (2.44)%       7.35%        7.73%        3.77%+         9.96%+***
                                         ==========   ==========   ==========   ==========     ==========
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) .. $   18,474   $   36,481   $   57,527   $   23,118     $    6,069
Ratio of Expenses to Average
Net Assets .............................       1.22%        0.96%        0.94%        1.13%          0.89%*
Ratio of Net Investment Income
to Average Net Assets ..................       4.63%        5.51%        5.67%        5.39%          5.39%*
Portfolio Turnover Rate ................         87%         119%         124%          83%           104%

*    Annualized
**   Commencement of Operations
***  Not Annualized
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
++ The amount shown for the year ended October 31, 1996 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE DOMESTIC EQUITY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                            Selected Per Share Data & Ratios
                                                                              For a Share Outstanding Throughout Each Period
                                                                                                                   March 2,
                                                                   Years Ended October 31                         1995** to
                                             ---------------------------------------------------------------     October 31,
                                                1999              1998             1997            1996              1995
                                             -----------      -----------      -----------     -------------     -----------

Net Asset Value,
 Beginning of Period .....................   $     16.03      $     16.86      $     13.38      $     11.44      $     10.00
                                             -----------      -----------      -----------      -----------      -----------
Income from Investment
 Operations
 Net Investment Income ...................          0.06             0.08             0.10             0.10             0.08
 Net Realized and Unrealized
   Gain ..................................          1.50             0.46             3.92             2.08             1.43
                                             -----------      -----------      -----------      -----------      -----------
 Total from Investment
   Operations ............................          1.56             0.54             4.02             2.18             1.51
                                             -----------      -----------      -----------      -----------      -----------
Distributions:
 Net Investment Income ...................         (0.06)           (0.08)           (0.10)           (0.09)           (0.07)
 Net Realized Gain .......................         (5.89)           (1.29)           (0.44)           (0.15)            --
                                             -----------      -----------      -----------      -----------      -----------
   Total Distributions ...................         (5.95)           (1.37)           (0.54)           (0.24)           (0.07)
                                             -----------      -----------      -----------      -----------      -----------
Net Asset Value, End of Period ...........   $     11.64      $     16.03      $     16.86      $     13.38      $     11.44
                                             ===========      ===========      ===========      ===========      ===========
Total Return .............................         13.76%            3.36%           30.96%           19.31%+          15.13%+***
                                             ===========      ===========      ===========      ===========      ===========
Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands) .............................   $    41,987      $    49,387      $   107,389      $    62,170      $     6,427
Ratio of Expenses to Average
 Net Assets ..............................          1.05%            1.02%            0.94%            0.99%            1.08%*
Ratio of Net Investment Income
 to Average Net Assets ...................          0.51%            0.46%            0.64%            0.93%            1.12%*
Portfolio Turnover Rate ..................            93%              61%              47%              42%              27%

*   Annualized
**  Commencement of Operations
*** Not Annualized
+ Total return would have been lower had certain fees not been waived and expenses assumed by Adviser during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   McKEE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                 Selected Per Share Data & Ratios
                                                                                   For a Share Outstanding Throughout Each Period

                                                                           Years Ended October 31
                                            ------------------------------------------------------------------------------------
                                                1999              1998              1997              1996               1995
                                            -----------       -----------       -----------       -----------        -----------
Net Asset Value,
  Beginning of Period .................     $     11.23       $     12.42       $     10.55       $     10.03        $     10.40
                                            -----------       -----------       -----------       -----------        -----------
Income from Investment
  Operations
  Net Investment Income ...............            0.11              0.12              0.11              0.09               0.11
  Net Realized and Unrealized
    Gain (Loss) .......................            3.20             (0.03)             2.01              0.73              (0.39)
                                            -----------       -----------       -----------       -----------        -----------
  Total from Investment
    Operations ........................            3.31              0.09              2.12              0.82              (0.28)
                                            -----------       -----------       -----------       -----------        -----------
Distributions:
  Net Investment Income ...............           (0.09)            (0.11)            (0.11)            (0.09)             (0.09)
  Net Realized Gain ...................           (0.41)            (1.17)            (0.14)            (0.21)                --
                                            -----------       -----------       -----------       -----------        -----------
    Total Distributions ...............           (0.50)            (1.28)            (0.25)            (0.30)             (0.09)
                                            -----------       -----------       -----------       -----------        -----------
Net Asset Value, End of Period ........     $     14.04       $     11.23       $     12.42       $     10.55        $     10.03
                                            ===========       ===========       ===========       ===========        ===========
Total Return ..........................           30.33%             1.18%            20.31%             8.29%             (2.69)%
                                            ===========       ===========       ===========       ===========        ===========

Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands) ..........................     $   172,027       $   134,075       $   103,050       $    91,224        $    74,893
Ratio of Expenses to Average
  Net Assets ..........................            1.02%             1.00%             0.98%             1.01%              0.97%
Ratio of Net Investment Income
  to Average Net Assets ...............            1.05%             1.08%             0.95%             0.92%              1.16%
Portfolio Turnover Rate ...............              40%               20%               29%                9%                 7%

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       McKEE SMALL CAP EQUITY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period



                                                                November 4
                                              Year Ended         1997** to
                                              October 31,       October 31,
                                                 1999              1998
                                              ------------      ------------
Net Asset Value,
Beginning of Period .....................      $     8.46        $    10.00
                                               ----------        ----------
Income from Investment
 Operations
Net Investment Loss .....................           (0.02)            (0.01)
Net Realized and Unrealized
 Gains (Loss) ...........................            0.09             (1.52)
                                               ----------        ----------
Total from Investment Operations ........            0.07             (1.53)
                                               ----------        ----------
Distributions:
Net Realized Gain .......................           (0.07)            (0.01)
                                               ----------        ----------
Net Asset Value, End of Period ..........      $     8.46        $     8.46
                                               ==========        ==========
Total Return ............................            0.81%           (15.36)%***
                                               ==========        ==========
Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands) ............................      $   81,563        $   81,451
Ratio of Expenses to Average Net
 Assets .................................            1.26%             1.27%*
Ratio of Net Investment Loss to
 Average Net Assets .....................           (0.18)%           (0.12)%*
Portfolio Turnover Rate .................              53%                5%

  *  Annualized
 **  Commencement of Operations
***  Not Annualized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
  UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds'') are registered under the Investment Company Act of 1940, as amended. The McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, McKee International Equity Portfolio and McKee Small Cap Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified and non-diversified, open-end management investment companies. At October 31, 1999, the UAM Funds were comprised of 48 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The objective of the McKee Portfolios is as follows:

     McKee U.S. Government Portfolio seeks to achieve a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

     McKee Domestic Equity Portfolio seeks to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers.

     McKee International Equity Portfolio seeks to achieve a superior long-term total return over a market cycle by investing primarily in the equity of non-U.S. issuers.

     McKee Small Cap Equity Portfolio seeks to achieve a superior long-term total return by investing primarily in the equity securities of small companies.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Securities quoted in foreign currencies are translated into U.S. dollars at the

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------
  current exchange rate. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.

     2. Federal Income Taxes: It is the Portfolios' intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     The McKee International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The McKee International Equity Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

     3. Repurchase Agreements: In connection with transactions involving In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral''), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Foreign Currency Translation: The books and records of the McKee International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The McKee International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------
  losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the McKee International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

     5. Forward Foreign Currency Exchange Contracts: The McKee International Equity Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the McKee International Equity Portfolio as unrealized gain or loss. The McKee International Equity Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

     6. Distributions to Shareholders: Each Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and foreign currency transactions.

     Permanent book and tax basis differences resulted in reclassifications as follows:

                                Undistributed  Undistributed   Paid in
  McKee Portfolios               Net Income    Capital Gain    Capital
  ----------------              ------------   ------------    -------
  International Equity.....        237,434       (237,372)         (62)
  Small Cap Equity.........        149,369            506     (149,875)

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------
     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     7. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the McKee International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

  B. Investment Advisory Services: Under the terms of an investment advisory agreement, C.S. McKee & Co., Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio at a fee calculated at an annual rate of 0.45%, 0.65%, 0.70% and 1.00% of average daily net assets for the month for the McKee U.S. Government, McKee Domestic Equity, McKee International Equity and McKee Small Cap Equity Portfolios, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the McKee Small Cap Portfolio's total annual operating expenses, after the effects of expense offset arrangements, from exceeding 1.75% of average daily net assets.

  C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of
The Chase Manhattan Bank, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

  Pursuant to the Agreement, the Portfolio pays the Administrator 0.099% for International Equity, 0.079% for U.S. Government, Domestic Equity and Small Cap

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------
Equity per annum of the average daily net assets of the Portfolios, an annual base fee of $87,500, and a fee based on the number of active shareholder accounts.

  For the year ended October 31, 1999, the Administrator earned the following amounts from the Portfolios and paid the following to CGFSC, UAMSSC and DST for their services:

                                                Portion   Portion  Portion
                                Administrative  Paid to   Paid to  Paid to
      McKee Portfolios               Fees        CGFSC    UAMSSC     DST
    --------------------        -------------   -------   ------   ------
  U.S. Government Portfolio..        $101,728  $ 61,618  $ 8,728  $13,295
  Domestic Equity............         121,141    70,883    8,863   13,408
  International Equity.......         238,529   109,597   10,043   14,850
  Small Cap Equity...........         137,653    71,221    9,375   13,780

Effective November 1, 1999, the UAM Funds' Board of Directors approved a change in the Sub-administrator from CGFSC to SEI Investments Mutual Funds Services.

  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolios' assets and the assets are held in accordance with the custodian agreement. As a part of the custodian agreement, the custodian has a lien on the securities of the Portfolios to cover any advances made by the custodian to the Portfolios. At October 31, 1999, the payable to the Custodian bank represents the amount due for cash advanced for the settlement of security transactions for the International Equity Portfolio.

  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor''), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. Account Services: Through January 1, 1999 the UAM Funds had contracted with UAM Retirement Plan Services, Inc. (the "Service Provider''), a wholly-owned subsidiary of UAM, to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provided participant recordkeeping. Pursuant to the terms of the Agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net assets value of shares of the UAM Funds in the accounts for which it provided services. The agreement was terminated effective January 1, 1999.

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------
  G. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  H. Purchases and Sales: For the year ended October 31, 1999, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

    McKee Portfolios                            Purchases            Sales
   -----------------                            ---------            -----
   U.S. Government ....................        $ 8,183,252        $29,591,803
   Domestic Equity ....................         42,435,365         55,068,336
   International Equity ...............         59,143,041         60,407,525
   Small Cap Equity ...................         45,477,987         41,604,780

          Purchases and sales of long-term U.S. Government securities were $13,496,919 and $8,677,876 respectively, for the McKee U.S. Government Portfolio. There were no purchases or sales of long-term U.S. Government securities for the McKee Domestic Equity, McKee International Equity or the McKee Small Cap Equity Portfolios.

  I. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1999, the Portfolios had no borrowings under the agreement.

  J. Other: At October 31, 1999, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                    No. of              %
     McKee Portfolios                            Shareholders        Ownership
   --------------------                          ------------        ---------
   U.S. Government .............................       1                27%
   Domestic Equity .............................       1                18%
   International Equity ........................       2                30%
   Small Cap Equity ............................       3                39%

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------

  At October 31, 1999, the net assets of the McKee International Equity Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

  At October 31, 1999, the McKee Small Cap Equity Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $9,021,170 which will expire on October 31, 2007.

  Effective November 1, 1999, the Board of Directors of UAM Funds, Inc. approved a 1.00% redemption fee on Institutional Class shares of the McKee Small Cap Portfolio, the McKee International Equity Portfolio and the McKee U.S. Government Portfolio.

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
McKee U.S. Government Portfolio
McKee Domestic Equity Portfolio
McKee International Portfolio
McKee Small Cap Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, McKee International Portfolio and McKee Small Cap Equity Portfolio (the "Portfolios"), each a portfolio of the UAM Funds, Inc., at October 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Boston, Massachusetts
December 17, 1999

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------

Federal Income Tax Information (Unaudited)

Each of the Portfolios designate the following amounts as long-term capital gain dividends for the purpose of the dividend paid deduction on their Federal income tax return:

                                                                     Long
     McKee Portfolios                                                Term
   --------------------                                           -----------
   U.S. Government ..................................             $   133,332
   Domestic Equity ..................................              14,074,897
   International Equity .............................               4,928,120

Foreign taxes during the fiscal year ended October 31, 1999 for the McKee International Equity Portfolio amounted to $298,370 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-Dividend for the year ending December 31, 1999, which shareholders of the McKee International Equity Portfolio will receive in late January, 2000. In addition, for the year ended October 31, 1999, gross income derived from sources within foreign countries amounted to $3,266,195 for the McKee International Equity Portfolio.

For the year ended October 31, 1999, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 30.2% and 88.6% for the McKee Domestic Equity Portfolio and the McKee Small Cap Portfolio, respectively.

For the year ended October 31, 1999, the percentage of income earned from direct Treasury obligations for the McKee U.S. Government Portfolio was 21.4%.

UAM FUNDS                                                      McKEE PORTFOLIOS

--------------------------------------------------------------------------------
Officers and Directors

Norton H. Reamer                                  Peter M. Whitman, Jr.
Director, President and Chairman                  Director

John T. Bennett, Jr.                              William H. Park
Director                                          Vice President

Nancy J. Dunn                                     Michael E. DeFao
Director                                          Secretary

Philip D. English                                 Gary L. French
Director                                          Treasurer

William A. Humenuk                                Robert R. Flaherty
Director                                          Assistant Treasurer

James P. Pappas                                   Robert J. Della Croce
Director                                          Assistant Treasurer

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
C.S. McKee & Co., Inc.
One Gateway Center
Pittsburgh, PA 15222

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110
                                       ----------------------------------------
                                        This report has been prepared for
                                        shareholders and may be distributed to
                                        others only if preceded or accompanied
                                        by a current prospectus.
                                       ----------------------------------------